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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): March 27, 2000


                             CAM DATA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                        0-16569                     95-3866450
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
 incorporation)


                              17520 NEWHOPE STREET
                        FOUNTAIN VALLEY, CALIFORNIA 92708
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 241-9241

                  ---------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On March 27, 2000, CAM Data Systems, Inc., a Delaware corporation, completed the first half of an $8 million private placement of 500,000 shares of common stock at $16 per share and warrants to purchase an additional 350,000 shares of common stock at $24.9375 per share. The completed sale was for $4 million and covered 250,000 shares of common stock and warrants for an additional 175,000 shares of common stock. It was made pursuant to a Units Purchase Agreement between CAM Data and the purchasers, dated as of March 22, 2000. Under a Registration Rights Agreement with the purchasers, dated as of the same date, CAM Data agreed to register for resale on Securities and Exchange Commission Form S-3 the shares of common stock issuable under the Units Purchase Agreement and the shares of common stock to be issued upon exercise of the warrants issuable under such agreement. Within seven days after the registration statement is declared effective, CAM Data and the purchasers will complete the sale of the remaining 250,000 shares of common stock and warrants for 175,000 shares of common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

Exhibit
Number                     Description
------                     -----------

 4.1 Units Purchase Agreement, dated as of March 22, 2000, by and among CAM Data Systems, Inc. and the parties identified therein as "Purchasers." (Exhibits excluded)

 4.2 Registration Rights Agreement, dated as of March 22, 2000, by and among CAM Data Systems, Inc. and the parties identified therein as "Purchasers."

 4.3          Form of Warrant to Purchase Shares of Common Stock of CAM Data
              Systems, Inc.

99.1          Text of Press Release dated March 28, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAM DATA SYSTEMS, INC.


Date: April 5, 2000                         By: s/s Paul Caceres, Jr.
                                                --------------------------------
                                                    Paul Caceres, Jr.
                                            Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------

 4.1 Units Purchase Agreement, dated as of March 22, 2000, by and among CAM Data Systems, Inc., and the parties identified therein as "Purchasers."

 4.2 Registration Rights Agreement, dated as of March 22, 2000, by and among CAM Data Systems, Inc. and the parties identified therein as "Purchasers."

 4.3          Form of Warrant to Purchase Shares of Common Stock of CAM Data
              Systems, Inc.

99.1          Text of Press Release dated March 28, 2000.